Exhibit 21
JACOBS ENGINEERING GROUP INC.
LIST OF SUBSIDIARIES

The following table sets forth all subsidiaries of the Company but may not include those subsidiaries that, when considered in the aggregate, would not constitute a significant subsidiary.

Jacobs Government Services Company, a corporation of California..............................................	100.00%
Jacobs Professional Services Inc., a corporation of Delaware...........................................................	100.00%
Jacobs Engineering Inc., a corporation of Delaware.............................................................................	100.00%
Jacobs Group Australia Investments Pty Ltd., a corporation of Australia	100.00%
Jacobs Australia Holdings Company Pty Ltd, a corporation of Australia	100.00%
Sinclair Knight Merz Management Pty Ltd, a corporation of Australia..........................	100.00%
Jacobs Group Australia Holding Ltd, a corporation of Australia....................................	100.00%
Jacobs Group (Australia) Pty Ltd, a corporation of Australia............................	100.00%
Aquenta Consulting Pty Ltd, a corporation of Australia………………..	100.00%
Jacobs E&C Australia PTY Ltd, a corporation of Australia..........................	100.00%
Jacobs Project Management Australia PTY Ltd, a corporation of Australia.........	100.00%
Jacobs Architecture (Australia) Pty Ltd, a corporation of Australia................	100.00%
Jacobs (Thailand) Co., Ltd., a corporation Thailand.............................................	49.00%
Jacobs Projects (Philippines) Inc., a corporation of the Philippines................	100.00%
Sinclair Knight Merz Consulting (India) Private Ltd, a corporation of India..	100.00%
Sinclair Knight Merz (Ireland) Ltd, a corporation of the Republic of Ireland..	100.00%
Sinclair Knight Merz (NZ) Holdings Ltd, a corporation of New Zealand .......	100.00%
Sinclair Knight Merz (Kenya) Limited, a corporation of Kenya………..	100.00%
Jacobs New Zealand Limited, a corporation of New Zealand....................	100.00%
PT Jacobs Group Indonesia, a corporation of Indonesia.....................	99.50%
Sinclair Knight Merz International Holdings LLC, a limited liability company of Delaware……………………	100.00%
Jacobs Engineering Group Malaysia Sdn Bhd, a corporation of Malaysia…	100.00%
Perunding Mahir Bersatu Sdn Bhd, a corporation of Malaysia…... ..	100.00%
Jacobs Engineering Services Sdn Bhd, a corporation of Malaysia…	100.00%
Jacobs Consulting Services Sdn. Bhd., a corporation of Malaysia…	100.00%
Sinclair Knight Merz (Hong Kong) Limited, a corporation of Hong Kong …	100.00%
Sinclair Knight Merz International (Hong Kong) Ltd, a corporation of Hong Kong ........................	100.00%
CODE International Assurance Ltd., a corporation of Nevada...................................................	100.00%
CODE II International Assurance Ltd., a corporation of Vermont………………………..	100.00%
Jacobs Engineering España, S.L.U., a corporation of Spain........................................................	100.00%
Jacobs Luxembourg Finance Company Sarl, a corporation of Luxembourg................	100.00%
Jacobs Nederland Finance and Investment Company B.V., a corporation of the Netherlands…	100.00%
Jacobs Merrion Finance Unlimited Company, a corporation of Ireland………	100.00%
Jacobs Europe Holdco Limited, a corporation of England and Wales............................	100.00%
Jacobs UK Holdings Limited, a corporation of England and Wales.........................	100.00%
Jacobs Switzerland GmbH, a corporation of Switzerland...................................	100.00%
Jacobs U.K. Limited, a corporation of England and Wales.................................	100.00%
Energy, Safety and Risk Consultants (UK) Limited, a corporation of England and Wales…	100.00%
Jacobs Clean Energy International Limited, a corporation of England and Wales…	100.00%
Jacobs Clean Energy Limited, a corporation of England and Wales…	100.00%
Jacobs E&C Limited, a corporation of England and Wales………....	100.00%

Exhibit 21

Jacobs Field Services Limited, a corporation of England and Wales	100.00%
L.E.S Construction Ltd, a corporation of England and Wales........	100.00%
HGC Constructors Private Ltd., a corporation of India ...................	100.00%
Jacobs Stobbarts Ltd, a corporation of England and Wales..............................	100.00%
Jacobs Engineering U.K. Ltd, a corporation of England and Wales……….	100.00%
Gibb Holdings Ltd., a corporation of England and Wales...........................	100.00%
Jacobs One Limited, a corporation of Scotland.....................................	100.00%
Jacobs European Holdings Limited, a corporation of England and Wales.............................................................................	100.00%
Babtie Shaw & Morton Ltd, a corporation of Scotland................	100.00%
Jacobs China Limited, a Hong Kong corporation..........................	100.00%
BEAR Scotland Limited, a corporation of Scotland......................	25.00%
Growing Concern Scotland Limited...........................................	100.00%
Ringway Jacobs Limited, a corporation of England and Wales	50.00%
LeighFisher U.K. Limited, a corporation of England and Wales	100.00%
JacobsGIBB Limited, a corporation of England and Wales.................	100.00%
Westminster & Earley Services Ltd, a corporation of England and Wales ....	100.00%
Jacobs Engineering Ireland Limited, a corporation of the Republic of Ireland....	100.00%
Jacobs Italia, SpA, a corporation of Italy..........................................................................	100.00%
Jacobs International Limited, a corporation of the Republic of Ireland.........................	100.00%
Jacobs Nucléaire SAS, a corporation of France......................................................	100.00%
Jacobs Brazil Limited Inc. a corporation of Texas ........................................................................	100.00%
JEG Acquisition Company Limited, a corporation of England and Wales..............................	100.00%
AWE Management Limited, a corporation of England and Wales...................................	33.33%
Jacobs Puerto Rico Inc., a corporation of Puerto Rico.................................................................	100.00%
Jacobs Holdings Singapore Pte. Limited., a corporation of Singapore..................................	100.00%
Jacobs International Consultants Pte Ltd. a corporation of Singapore	100.00%
Jacobs Consultancy Canada Inc., a corporation of Canada........................................................	100.00%
Jacobs Advisers Inc., a corporation of California.............................................................................	100.00%
Jacobs Civil Consultants Inc., a corporation of New York...................................................................	100.00%
Jacobs Technology Inc., a corporation of Tennessee...........................................................................	100.00%
Buffalo Group LLC, a limited liability company of Delaware……………………………...	100.00%
Federal Network Systems LLC, a limited liability company of Delaware...............................	100.00%
Jacobs Australia Pty limited, a corporation of Australia.............................................................	100.00%
Jacobs Telecommunications, Inc., a corporation of New Jersey………………………..	100.00%
The KeyW Holding Corporation, a corporation of Maryland......................................................	100.00%
The KeyW Corporation, a corporation of Maryland……………………………………	100.00%
Automotive Testing Operations, LLC, a limited liability company of Delaware...................	100.00%
Hanford Progress EcoPartners, LLC, a limited liability company of Delaware…………	35.00%
Jacobs Engineering New York Inc., a corporation of New York.........................................................	100.00%
Iffland Kavanagh Waterbury, P.L.L.C., a limited liability company of New York..........................	100.00%
Jacobs Project Management Co., a corporation Delaware.................................................................	100.00%
Sverdrup Hydro Projects, Inc., a corporation of Missouri....................................................................	100.00%
JE Associates, Inc., a corporation of Missouri.........................................................................................	100.00%
Jacobs Engineering Company, a corporation of California................................................................	100.00%
Bechtel Jacobs Company LLC, a limited liability company of Delaware........................................	40.00%
LeighFisher Inc., a corporation of Delaware............................................................................................	100.00%
LeighFisher Canada Inc., a corporation of Canada........................................................................	100.00%
LeighFisher Ecuador S.A., a corporation of Ecuador.....................................................................	100.00%
LeighFisher Holdings Ltd. a corporation of England and Wales...............................................	100.00%

Exhibit 21

LeighFisher Ltd., a corporation of England and Wales........................................................	100.00%
LeighFisher India Private Ltd., a corporation of India...................................................................	100.00%
KlingStubbins Inc., a corporation of Delaware.......................................................................................	100.00%
Sverdrup Asia Limited, a corporation of India........................................................................................	100.00%
Jacobs Engineering and Construction (Thailand) Limited, a corporation of Thailand…….	99.98%
Mission Support & Test Services, LLC, a limited liability company of Delaware…………….	37.00%
CH2M HILL Companies, Ltd., a corporation of Delaware....................................................................	100.00%
CH2M HILL, Inc., a corporation of Florida.........................................................................................	100.00%
CH2M HILL New York, Inc., a corporation of New York……………………….	100.00%
Halcrow, Inc., a corporation of Delaware….……………………………………	100.00%
CH2M HILL Constructors, Inc., a corporation of Delaware…………………………………	100.00%
CH2M Facility Support Services, LLC, a limited liability company of Delaware…	100.00%
CH2M HILL Plateau Remediation Company, a corporation of Washington……	100.00%
CH2M HILL International, Ltd., a corporation of Delaware.........................................................	100.00%
CH2M HILL International Engineering, Inc., a corporation of Delaware……..	100.00%
CH2M HILL One Limited, a corporation of the United Kingdom..…………….	100.00%
CH2M HILL Holdings Limited, a corporation of the United Kingdom..……….	100.00%
CH2M HILL Europe Limited, a corporation of the United Kingdom…..…...	100.00%
Halcrow Holdings Limited, a corporation of the United Kingdom…….	100.00%
Halcrow Consulting Limited, a corporation of the United Kingdom………………………………………………………	100.00%
Halcrow Group Limited, a corporation of the United Kingdom…………………………………………………..	100.00%
Halcrow International Limited, a corporation of the United Kingdom…………………………………………………………	100.00%
CHNG B.V., a corporation of the Netherlands……………………………..…	100.00%
CH2M HILL Netherlands Holding B.V., a corporation of the Netherlands…………………………………………………………….	100.00%
CH2M HILL Canada Limited, a corporation of Canada……………	100.00%
CH2M HILL International B.V., a corporation of the Netherlands..	100.00%
CH2M HILL Singapore Pte. Ltd., a corporation of Singapore……………	100.00%
CH2M HILL International Services, Inc., a corporation of Oregon…………………….	100.00%
Operations Management International, Inc., a corporation of California………….....…	100.00%
CH2M HILL Global, Inc., a corporation of Delaware.....................................................................	100.00%
CH2M HILL E&C, Inc., a corporation of Delaware……………………………...	100.00%
CH2M HILL Engineers, Inc., a corporation of Delaware.................................................	100.00%
CH2M HILL Puerto Rico, Inc., a corporation of Delaware……………….	100.00%
LG Constructors Inc., a corporation of Delaware.............................................................	100.00%
CH2M HILL Constructors International, Inc., a corporation of Delaware……………….	100.00%
PA Holdings Limited, a corporation of the United Kingdom…………………………………….	65.00%
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